UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-01442
                                                    -----------------------

                        Phoenix Strategic Allocation Fund
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

     Matthew A. Swendiman, Esq.              John R. Flores, Esq.
     Counsel & Chief Legal Officer for       Vice President, Counsel
     Litigation/Employment Registrant        Phoenix Life Insurance Company
     Phoenix Life Insurance Company          One American Row
     One American Row                        Hartford, CT  06102
     Hartford, CT  06102
     ----------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 243-1574
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



Annual Report

DECEMBER 31, 2004

Phoenix Strategic Allocation Fund


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

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------


   This report is not authorized for distribution to prospective investors in the Phoenix Strategic Allocation Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

[GRAPHIC OMITTED]


DEAR SHAREHOLDER:

      I encourage you to review the performance overview and outlook provided in this annual report for the Phoenix Strategic Allocation Fund for the fiscal year ended December 31, 2004.

      As we begin a new year, the U.S. economy appears to be growing at a healthy pace. The economy grew at a 4% rate in the third quarter, and while final year-end results aren't available as of this writing, current indicators suggest that growth was sustained. Adding to the positives, employment growth also accelerated in the fourth quarter. The markets finished the year strong, particularly the U.S. equity market which performed well in the fourth quarter following a strong post-election rally. Looking ahead at 2005, the Federal Reserve Board's ongoing commitment to raising interest rates, combined with record oil prices and deficits, are likely to slow the pace of economic growth, posing both challenges as well as opportunities for investors in both the equity and bond markets.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target for you. Keep in mind that finding the best balance of performance and protection requires discipline and diversification. 1 Your Phoenix Strategic Allocation Fund investment may help in this effort.

      For monthly updates on all Phoenix Funds, including performance and portfolio holdings, please visit PhoenixInvestments.com.


Sincerely,


/s/ PHILIP R. McLOUGHLIN

Philip R. McLoughlin
Chairman, Phoenix Funds

JANUARY 2005



1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary ..................................................................... 3

Phoenix Strategic Allocation Fund ............................................ 5

Notes to Financial Statements ................................................22

GLOSSARY

COMPOSITE INDEX FOR PHOENIX STRATEGIC ALLOCATION FUND
A composite index consisting of 60% of the S&P 500(R) Index and 40% of the Lehman Brothers Aggregate Bond Index.

CONSUMER PRICE INDEX (CPI)
Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

CREDIT SPREAD
Also called quality spread, the difference in yield between higher-quality bonds (such as Treasury securities) and lower-quality bonds. Normally, lower-quality bonds provide higher yields to compensate investors for the additional credit risk. Also refers to the difference between the value of two securities with similar interest rates and maturities when one is sold at a higher price than the other is purchased.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the U.S., responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SECTOR/SUBSECTOR
A particular group of stocks within the market, usually sorted by industry, that can be further broken down into subsets. For example, the technology sector can be broken down into various subsectors such as computer hardware and semiconductors.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.



INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX STRATEGIC ALLOCATION FUND
(FORMERLY PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND)

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGERS DONG HAO ZHANG, PH.D. AND DAVID L. ALBRYCHT, CFA

Q: WHAT IS THE PHOENIX STRATEGIC ALLOCATION FUND'S INVESTMENT OBJECTIVE?

A: The Fund's investment objective is to achieve the highest total return consistent with reasonable risk. The Fund may invest in securities of foreign (non-U.S.) issuers. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks. There is no guarantee the Fund will achieve its objective.

Q: HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the 12-month reporting period, the Fund's Class A shares returned 7.14% and Class B shares returned 6.31%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 10.86%; the Lehman Brothers Aggregate Bond Index, a broad-based fixed income index, returned 4.34%; and the Fund's style-specific benchmark, a Composite Index (60% S&P 500(R) Index and 40% LehmaN Brothers Aggregate Bond Index), returned 8.29%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE FUND'S FISCAL YEAR?

A: For the twelve months ended December 31, 2004, the equity market environment was favorable due to significant earnings growth powered by a recovering economy and continuation of a low interest rate environment. During this period, the main concerns for the market were rising commodity prices and interest rates. In particular, the price of oil rose above $40 per barrel, and at times approached $50, driven by strong demand in Asia and speculation by investors. As the economy continued its recovery, the Federal Reserve also indicated its plan to raise interest rates to more normal levels. Rising interest rates generally have a negative effect on market valuations. In the end, modest valuations and strong earnings growth overcame these negative factors and helped close the year with strong returns for the stock market.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET ENVIRONMENT DURING THAT TIME?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 4.34% for 2004, slightly better than the 4.10% return for 2003. Short-term interest rates rose significantly during the year while long-term interest rates changed only slightly, resulting in a flatter yield curve. Expectations of moderate economic growth and low inflation have helped to keep a ceiling on long-term interest rates.

      The Federal Reserve increased the federal funds rate five times over the course of 2004, by a quarter-point (0.25%) each, resulting in the rate more than doubling to 2.25% from 1.00% at the start of the year. While short-term rates rose significantly in 2004, long-term rates declined slightly, reflecting market expectations that high oil prices may restrain economic growth. While oil prices fell 9% over the fourth quarter, prices are already up 54% since the start of the year. Higher oil prices have begun to work their way through the economy, resulting in overall inflation, as measured by the CPI, increasing 3.5% year-over-year through November, nearly double the year-over-year rate at the start of the year.

      Spread sectors performed well during the year, as the demand for non-Treasury sectors was steady due to the improving credit environment and the need for yield. Emerging market bonds, in particular, performed well due to strong fundamentals. High yield bonds also performed well driven by solid corporate profit growth and strong balance sheets.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A: The equity portion of the portfolio underperformed the S&P 500(R) Index during the 12 months ended December 31, 2004. The portfolio was overweight in industries that did not experience strong performance such as semiconductors and health care, and was underweight in industries that performed well such as utilities and real estate investment trusts (REITs). In addition, certain stocks in the portfolio performed especially poorly during the fiscal year. Technology holdings such as Vishay, AVX and National Semiconductor were caught in the general downdraft of technology stocks. Also, other stocks held, such as Omnicare and Marvel Enterprises, significantly revised their business prospects downward.

      The fixed income portion of the Fund performed well, aided by its investment in spread sectors. Given that the Fund's strategy is to be well diversified across all bond market sectors, shareholders benefited from an improving credit environment and high demand for yield in spread products. Specifically, the Fund's exposure to corporate high quality, corporate high yield, and relatively small exposure to emerging markets and non-dollar securities, provided attractive yield and total return opportunities.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The U.S. economy appears to have entered a phase of steady growth. Equity valuations remain reasonable, and we believe that corporate profits will have modest increases in 2005 compared to 2004. These are positive factors for stocks. However, nascent signs of inflation are appearing in many sectors, including basic materials, transportation and industrials. The Federal Reserve is on a course of raising interest rates in order to counter the threat of inflation. If the monetary authority succeeds in containing inflation without dramatically slowing down the economy, we believe it is possible that the S&P 500(R) Index can offer a year of high single-digit returns.

      Looking at the fixed income market, we begin 2005 following two years of significant spread tightening and stellar performance, specifically in the credit intensive sectors such as investment grade and high yield corporates. However, we remain comfortable maintaining exposure to these sectors due to the continuation of strong fundamentals. We will maintain diversification in all of our credit intensive sectors, emphasizing high quality issues within the high yield sector.

      We have slight overweight positions relative to our benchmark in high quality commercial mortgage-backed securities and taxable municipal bonds, both of which provide attractive alternatives to AAA-rated corporate bonds. We have a constructive view of mortgages, which provide a yield advantage to corporate bonds, and may continue to benefit from a positive technical environment.

      Given the current environment, we expect modest returns for fixed income. On a positive note, we believe the portfolio is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in either sectors or individual issues that may create value.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS DISCUSSED WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Strategic Allocation Fund

-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS 1                                                            PERIODS ENDING 12/31/04
-----------------------------------------------------------------------------------------------------------------

                                                                                          INCEPTION     INCEPTION
                                                        1 YEAR     5 YEARS    10 YEARS   TO 12/31/04      DATE
                                                        ------     -------    --------   -----------    ---------
        Class A Shares at NAV 2                          7.14%      2.67%        8.99%         --             --
        Class A Shares at POP 3                          0.98       1.46         8.35          --             --

        Class B Shares at NAV 2                          6.31       1.89         8.17          --             --
        Class B Shares with CDSC 4                       2.31       1.89         8.17          --             --

        Class C Shares at NAV 2                            --         --           --        4.79%       3/15/04
        Class C Shares with CDSC 4                         --         --           --        3.79        3/15/04

        S&P 500(R) Index                                10.86      (2.31)       12.11          --             --

        Lehman Brothers Aggregate Bond Index             4.34       7.71         7.72          --             --

        Composite Index                                  8.29       1.98        10.69          --             --

--------------------------------------------------------------------------------
GROWTH OF $10,000                                           PERIODS ENDING 12/31
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/94 in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the intial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees, and sales charges. Foreign investing involves special risks such as currency fluctuations and less public disclosure as well as economic and political risks.


              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

             Phoenix-Strategic                Phoenix-Strategic
         Allocation Fund Class A 5        Allocation Fund Class B 5        S&P 500(R) Index
12/30/94           $9,425                         $10,000                      $10,000
12/29/95          $11,144                         $11,731                      $13,751
12/31/96          $12,122                         $12,663                      $16,947
12/31/97          $14,630                         $15,163                      $22,604
12/31/98          $17,612                         $18,125                      $29,104
12/31/99          $19,544                         $19,964                      $35,255
12/29/00          $19,463                         $19,723                      $32,016
12/31/01          $19,759                         $19,877                      $28,214
12/31/02          $17,453                         $17,421                      $21,979
12/31/03          $20,809                         $20,622                      $28,289
12/31/04          $22,294                         $21,923                      $31,362

              Lehman Brothers
            Aggregate Bond Index    Composite Index
12/30/94           $10,000             $10,000
12/29/95           $11,848             $12,962
12/31/96           $12,278             $14,924
12/31/97           $13,463             $18,450
12/31/98           $14,633             $22,340
12/31/99           $14,512             $25,032
12/29/00           $16,199             $24,776
12/31/01           $17,567             $23,859
12/31/02           $19,369             $21,516
12/31/03           $20,164             $25,495
12/31/04           $21,039             $27,608


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       12/31/04
--------------------------------------------------------------------------------
As a percentage of total investments

              EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC

                                [GRAPHIC OMITTED]

                        Domestic Common Stocks        57%
                        Domestic Corporate Bonds      14
                        Agency Mortgage-Backed
                          Securities                   6
                        Non-Agency Mortgage-
                          Backed Securities            6
                        Foreign Corporate Bonds        5
                        Municipal Bonds                4
                        Foreign Government Bonds       4
                        Other                          4



1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five year period. CDSC charges for Class C shares are 1% in the first year and 0% thereafter.

5 This chart illustrates the application of initial sales charges on Class A shares and applicable CDSC charges for Class B shares for ten years.

  For information regarding the indexes, see the glossary on page 3.

  ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXINVESTMENTS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

Phoenix Strategic Allocation Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Strategic Allocation Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                  Beginning          Ending        Expenses Paid
Strategic Allocation Fund      Account Value     Account Value        During
         Class A               June 30, 2004   December 31, 2004      Period*
-------------------------      -------------   -----------------   -------------
Actual                           $1,000.00         $1,050.10           $6.25

Hypothetical (5% return
  before expenses)                 1,000.00         1,018.96            6.18

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.21%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 7.14%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,071.40.


                                  Beginning          Ending        Expenses Paid
Strategic Allocation Fund      Account Value     Account Value        During
         Class B               June 30, 2004   December 31, 2004      Period*
-------------------------      -------------   -----------------   -------------
Actual                           $1,000.00         $1,046.50          $10.12

Hypothetical (5% return
  before expenses)                1,000.00          1,015.13           10.01

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.97%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 6.31%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,063.10.


                                  Beginning          Ending        Expenses Paid
Strategic Allocation Fund      Account Value     Account Value        During
         Class C               June 30, 2004   December 31, 2004      Period*
-------------------------      -------------   -----------------   -------------
Actual                           $1,000.00         $1,045.90          $10.10

Hypothetical (5% return
  before expenses)                1,000.00          1,015.14           10.00

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 1.96%,
 WHICH INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 4.79%. UTILIZING THIS RETURN SINCE INCEPTION YIELDS AN ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,047.90.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUND'S EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

Phoenix Strategic Allocation Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(o)
--------------------------------------------------------------------------------
 1. General Electric Co.                         2.9%
 2. Time Warner, Inc.                            2.2%
 3. Fiserv, Inc.                                 1.8%
 4. Marriott International, Inc. Class A         1.7%
 5. Wells Fargo & Co.                            1.7%
 6. Bank of America Corp.                        1.5%
 7. Fannie Mae 5%, 5/1/34                        1.5%
 8. JPMorgan Chase                               1.5%
 9. Jacobs Engineering Group, Inc.               1.4%
10. Exxon Mobil Corp.                            1.4%
--------------------------------------------------------------------------------

                  SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2004

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
AGENCY MORTGAGE-BACKED SECURITIES--6.5%
Fannie Mae 1.50%, 5/3/05 .................     AAA       $1,250  $  1,245,790
Fannie Mae 5.50%, 9/1/17 .................     AAA        2,502     2,589,177
Fannie Mae 6%, 12/1/32 ...................     AAA          700       724,737
Fannie Mae 5%, 5/1/34 ....................     AAA        5,072     5,035,365
Fannie Mae 5.50%, 5/1/34 .................     AAA        1,819     1,847,503
Fannie Mae 6%, 5/1/34 ....................     AAA        3,607     3,731,946
Fannie Mae 5.50%, 6/1/34 .................     AAA        3,030     3,078,640
Fannie Mae 6%, 7/1/34 ....................     AAA          921       952,848
Fannie Mae 6%, 10/1/34(k) ................     AAA          498       514,934
GNMA 6.50%, 6/15/28 ......................     AAA           47        50,002
GNMA 6.50%, 11/15/31 .....................     AAA          104       109,708
GNMA 6.50%, 2/15/32 ......................     AAA          149       157,252
GNMA 6.50%, 4/15/32 ......................     AAA          211       222,827
GNMA 6%, 8/15/32 .........................     AAA        1,612     1,672,744
-----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $21,394,192)                                      21,933,473
-----------------------------------------------------------------------------

MUNICIPAL BONDS--4.2%

CALIFORNIA--0.7%
Alameda Corridor Transportation Authority
Revenue Taxable-Sub Lien Series D
6.25%, 10/1/14 ...........................     AAA          500       551,735

Contra Costa County Pension Obligation
Taxable 6.10%, 6/1/11 ....................     AAA          500       540,600

Long Beach Pension Obligation Taxable
Unrefunded Balance Revenue 6.87%,
9/1/06 ...................................     AAA          220       232,760

Marin County Taxable-Pension General
Obligation 4.79%, 8/1/15 .................     AAA        1,000       989,350
                                                                 ------------
                                                                    2,314,445
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
CONNECTICUT--0.3%
Connecticut State General Obligation
Series C 5%, 5/1/13 ......................     AAA       $1,000  $  1,110,490

FLORIDA--0.8%
Florida State Department of Environmental
Protection Preservation Revenue Series B
5%, 7/1/13 ...............................     AAA        1,000     1,110,110

Florida State Department of Transportation
Series A 5%, 7/1/12 ......................     AA+          785       870,706

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20 ...........     AAA          595       634,449
                                                                 ------------
                                                                    2,615,265
                                                                 ------------
KENTUCKY--0.3%
Kentucky State Property and Buildings
Commission Revenue 5%, 10/1/12 ...........     AAA          960     1,063,699

MAINE--0.2%
Bangor Pension Obligation Taxable
Series B 5.94%, 6/1/13 ...................     AAA          675       734,980

NEW JERSEY--0.3%
Hamilton Township Atlantic County School
District General Obligation Taxable 4.25%,
12/15/14 .................................     Aaa(c)       500       478,445

Monroe Township Middlesex County
General Obligation Taxable Pension
5%, 8/15/13 ..............................     AA           590       597,381
                                                                 ------------
                                                                    1,075,826
                                                                 ------------
NEW YORK--0.2%
New York State Environmental Facilities
Corp. State Service Contract Revenue
6.70%, 3/15/08 ...........................     AAA          600       653,532


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
PENNSYLVANIA--0.7%
Philadelphia Authority for Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.69%, 4/15/07 ...........................     AAA       $1,000  $  1,048,160

Pittsburgh General Obligation Taxable
 Series A 6.50%, 3/1/14 ..................     AAA        1,100     1,215,687
                                                                 ------------
                                                                    2,263,847
                                                                 ------------
TEXAS--0.2%
Texas State Water Financial Assistance
General Obligation Series C Taxable
4.70%, 8/1/09 ............................     AA           625       639,950

VIRGINIA--0.5%
Virginia Public Building Authority Public
Facilities Revenue Series A 5%, 8/1/12 ...     AA+        1,500     1,668,525
-----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $14,265,472)                                      14,140,559
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES--1.7%
AmeriCredit Automobile Receivables Trust
01-D, A4 4.41%, 11/12/08 .................     AAA          854       861,536

Capital One Master Trust 01-5, A 5.30%,
6/15/09 ..................................     AAA        1,000     1,030,386

Litigation Settlement Monetized Fee Trust
02-5A, A 144A 6%, 10/25/32(d) ............     Baa(c)       358       344,075

M&I Auto Loan Trust 03-1, B 3.45%,
2/21/11 ..................................     A-           500       497,312

Morgan Stanley Auto Loan Trust 04-HB1,
A4 3.33%, 10/15/11 .......................     AAA        1,000       990,938

WFS Financial Owner Trust 03-1, A4
2.74%, 9/20/10 ...........................     AAA        2,000     1,985,197

Whole Auto Loan Trust 02-1, B 2.91%,
4/15/09 ..................................     A            188       187,787
-----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,965,259)                                        5,897,231
-----------------------------------------------------------------------------

DOMESTIC CORPORATE BONDS--14.1%

AEROSPACE & DEFENSE--0.3%
Rockwell Collins, Inc. 4.75%, 12/1/13 ....     A          1,000     1,000,676

AGRICULTURAL PRODUCTS--0.1%
Corn Products International, Inc. 8.25%,
7/15/07 ..................................     BBB-         250       275,053


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
ALUMINUM--0.3%
Alcoa, Inc. 5.375%, 1/15/13 ..............     A-        $1,000  $  1,051,503

ASSET MANAGEMENT & CUSTODY BANKS--0.2%
Amvescap plc 144A 5.375%, 12/15/14(d) ....     BBB+         750       747,556

AUTO PARTS & EQUIPMENT--0.1%
American Axle & Manufacturing, Inc. ......
5.25%, 2/11/14 ...........................     BBB          250       240,029

AUTOMOBILE MANUFACTURERS--0.2%
DaimlerChrysler NA Holding Corp. .........
4.75%, 1/15/08 ...........................     BBB          500       510,676

BROADCASTING & CABLE TV--0.3%
Comcast Corp. 5.30%, 1/15/14 .............     BBB          500       515,657
Echostar DBS Corp. 5.75%, 10/1/08 ........     BB-          500       508,750
                                                                 ------------
                                                                    1,024,407
                                                                 ------------
CASINOS & GAMING--0.4%
Harrah's Operating Co., Inc. 7.50%,
1/15/09 ..................................     BBB-         250       277,036

Mandalay Resort Group 6.375%,
12/15/11 .................................     BB+          250       262,500

MGM Mirage 9.75%, 6/1/07 .................     BB-          100       111,500
Mohegan Tribal Gaming 7.125%, 8/15/14 ....     B+           200       211,500
Station Casinos, Inc. 6.875%, 3/1/16 .....     B+           500       523,125
                                                                 ------------
                                                                    1,385,661
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.1%
Motorola, Inc. 7.625%, 11/15/10 ..........     BBB          250       289,991

CONSUMER FINANCE--1.3%
Ford Motor Credit Co. 7.25%, 10/25/11 ....     BBB-         500       536,213

General Electric Capital Corp. 3.50%,
5/1/08 ...................................     AAA          750       744,411

General Electric Capital Corp. 6%,
6/15/12 ..................................     AAA        1,000     1,090,037

General Motors Acceptance Corp. 6.875%,
9/15/11 ..................................     BBB-         500       512,396

General Motors Acceptance Corp. 6.875%,
8/28/12 ..................................     BBB-         500       510,490

Household Finance Corp. 6.75%, 5/15/11 ...     A          1,000     1,122,222
                                                                 ------------
                                                                    4,515,769
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
First Data Corp. 5.625%, 11/1/11 .........     A+         1,000     1,074,568


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
DIVERSIFIED BANKS--0.8%
Bank of America Corp. 5.25%, 12/1/15 .....     A         $  500  $    510,774

Rabobank Capital Funding II 144A 5.26%,
12/29/49(d)(e) ...........................     AA           800       813,992

Wells Fargo & Co. 5.125%, 9/15/16 ........     A+         1,250     1,255,781
                                                                 ------------
                                                                    2,580,547
                                                                 ------------
DIVERSIFIED CHEMICALS--0.1%
Cabot Corp. 144A 5.25%, 9/1/13(d) ........     BBB+         500       500,537

DIVERSIFIED COMMERCIAL SERVICES--0.5%
International Lease Finance Corp. 5.75%,
2/15/07 ..................................     AA-          500       521,516

International Lease Finance Corp. 4.375%,
11/1/09 ..................................     AA-        1,000     1,002,225
                                                                 ------------
                                                                    1,523,741
                                                                 ------------
ELECTRIC UTILITIES--0.3%
Entergy Gulf States, Inc. 5.25%, 8/1/15 ..     BBB          300       296,931

Oncor Electric Delivery Co. 6.375%,
1/15/15 ..................................     BBB          750       826,371
                                                                 ------------
                                                                    1,123,302
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
Mettler-Toledo International, Inc. 4.85%,
11/15/10 .................................     BBB          500       502,161

ENVIRONMENTAL SERVICES--0.2%
Browning-Ferris Industries, Inc. 7.875%,
3/15/05 ..................................     BB-          500       511,250

GAS UTILITIES--0.2%
AmeriGas Partners L.P./AmeriGas Eagle
Finance Corp. Series B 8.875%, 5/20/11 ...     BB-          750       821,250

HEALTH CARE DISTRIBUTORS--0.2%
AmerisourceBergen Corp. 8.125%, 9/1/08 ...     BB+          565       631,387

HOMEBUILDING--0.5%
Horton (D.R.), Inc. 4.875%, 1/15/10 ......     BB+          500       500,000
Horton (D.R.), Inc. 6.125%, 1/15/14 ......     BB+          450       465,750
Lennar Corp. 7.625%, 3/1/09 ..............     BBB-         500       561,456
                                                                 ------------
                                                                    1,527,206
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--0.3%
Carnival Corp. 3.75%, 11/15/07 ...........     A-         1,000     1,001,178
La Quinta Properties 7%, 8/15/12 .........     BB-           55        58,437
                                                                 ------------
                                                                    1,059,615
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
INDUSTRIAL MACHINERY--0.3%
ITW CUPIDS Financial Trust I 144A
6.55%, 12/31/11(d)(g)(p) .................     Aa(c)     $1,000  $  1,086,333

INTEGRATED OIL & GAS--0.4%
ChevronTexaco Capital Co. 3.50%,
9/17/07 ..................................     AA         1,000     1,004,439

Conoco Funding Co. 5.45%, 10/15/06 .......     A-           250       258,914
                                                                 ------------
                                                                    1,263,353
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.3%
AT&T Wireless Services, Inc. 7.875%,
3/1/11 ...................................     A            125       147,327

Verizon Global Funding Corp. 4.375%,
6/1/13 ...................................     A+           875       852,620
                                                                 ------------
                                                                      999,947
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--0.6%
Credit Suisse First Boston USA, Inc.
5.125%, 1/15/14 ..........................     A+           500       509,477

Goldman Sachs Group, Inc. (The) 5.70%,
9/1/12(j) ................................     A+         1,000     1,060,019

Merrill Lynch & Co., Inc. 5%, 2/3/14 .....     A+           500       501,791
                                                                 ------------
                                                                    2,071,287
                                                                 ------------

LIFE & HEALTH INSURANCE--0.7%
Jefferson-Pilot Corp. 4.75%, 1/30/14 .....     AA           850       841,340
Metlife, Inc. 5%, 11/24/13 ...............     A            800       803,491
Protective Life Corp. 4.875%, 11/1/14 ....     A            675       660,427
                                                                 ------------
                                                                    2,305,258
                                                                 ------------
MULTI-LINE INSURANCE--0.1%
Assurant, Inc. 5.625%, 2/15/14 ...........     BBB+         450       464,737

OIL & GAS EQUIPMENT & SERVICES--0.1%
Halliburton Co. 5.50%, 10/15/10 ..........     BBB          450       473,975

OIL & GAS EXPLORATION & PRODUCTION--0.5%
Chesapeake Energy Corp. 6.875%,
1/15/16 ..................................     BB-          250       263,125

Pemex Project Funding Master Trust
9.125%, 10/13/10 .........................     BBB-         500       599,500

Pemex Project Funding Master Trust
7.375%, 12/15/14 .........................     BBB-         750       833,625
                                                                 ------------
                                                                    1,696,250
                                                                 ------------


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.5%
Motiva Enterprises LLC 144A 5.20%,
9/15/12(d) ...............................     A+        $1,000  $  1,029,835

Valero Energy Corp. 4.75%, 4/1/14 ........     BBB          500       489,906
                                                                 ------------
                                                                    1,519,741
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.1%
American Honda Finance Corp. 144A
4.50%, 5/26/09(d) ........................     A+           750       762,997

Citigroup, Inc. 5.125%, 5/5/14 ...........     AA-        1,000     1,024,053

J.P. Morgan Chase & Co. 5.125%,
9/15/14 ..................................     A            375       377,460

Principal Life Global Funding I 144A
4.40%, 10/1/10(d) ........................     AA           500       498,782

TIAA Global Markets 144A 3.875%,
1/22/08(d) ...............................     AAA        1,000     1,006,200
                                                                 ------------
                                                                    3,669,492
                                                                 ------------
PACKAGED FOODS & MEATS--0.3%
Campbell Soup Co. 6.75%, 2/15/11 .........     A            500       563,809
Campbell Soup Co. 5%, 12/3/12 ............     A            500       510,986
                                                                 ------------
                                                                    1,074,795
                                                                 ------------
RAILROADS--0.3%
CSX Corp. 5.30%, 2/15/14 .................     BBB          350       359,651
Union Pacific Corp. 6.50%, 4/15/12 .......     BBB          500       556,889
                                                                 ------------
                                                                      916,540
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
EOP Operating L.P. 4.75%, 3/15/14 ........     BBB+         500       483,685

REGIONAL BANKS--0.5%
PNC Funding Corp. 5.25%, 11/15/15 ........     BBB+       1,000     1,013,155
Zions Bancorp 5.65%, 5/15/14 .............     BBB-         750       777,396
                                                                 ------------
                                                                    1,790,551
                                                                 ------------
REITS--0.3%
Colonial Properties Trust 6.25%, 6/15/14 .     BBB-         600       630,726
HRPT Properties Trust 5.75%, 2/15/14 .....     BBB          250       256,757
Kimco Realty Corp. 4.82%, 8/15/11 ........     A-           200       200,906
                                                                 ------------
                                                                    1,088,389
                                                                 ------------
SOFT DRINKS--0.3%
Coca-Cola Enterprises, Inc. 4.375%,
9/15/09 ..................................     A          1,000     1,014,991

SPECIALIZED FINANCE--0.3%
CIT Group, Inc. 4.75%, 12/15/10 ..........     A            850       863,722


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
SPECIALTY STORES--0.1%
AutoZone, Inc. 5.50%, 11/15/15 ...........     BBB+      $  250  $    240,110

SYSTEMS SOFTWARE--0.1%
Computer Associates, Inc. 144A 4.75%,
12/1/09(d) ...............................     BBB-         400       402,927

TECHNOLOGY DISTRIBUTORS--0.1%
Arrow Electronics, Inc. 6.875%, 7/1/13 ...     BBB-         250       274,480

THRIFTS & MORTGAGE FINANCE--0.3%
Sovereign Bank 5.125%, 3/15/13 ...........     BBB-         500       500,558
Washington Mutual, Inc. 4.625%, 4/1/14 ...     BBB+         500       478,027
                                                                 ------------
                                                                      978,585
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $46,358,717)                                      47,576,033
-----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--5.9%
Asset Backed Funding Corp. Net Interest
MarginTrust 04-HE1, N1 144A 4.45%,
7/26/34(d) ...............................     A-           440       439,960

CS First Boston Mortgage Securities Corp.
97-C2, A3 6.55%, 1/17/35 .................     AAA        3,725     3,981,055

DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31 ......................     Aaa(c)     1,840     1,980,914

GMAC Commercial Mortgage Securities,
Inc. 97-C2, A3 6.566%, 4/15/29 ...........     Aaa(c)     1,574     1,674,478

Greenwich Capital Commercial Corp.
04-Fl2A, K 144A 3.65%, 11/5/19(d)(e) .....     BBB+         700       699,891

GS Mortgage Securities Corp. II 99-C1, A2
6.11%, 11/18/30(e) .......................     AAA        3,348     3,563,923

Homestar Net Interest Margin Trust 04-3,
A1 144A 5.50%, 7/25/34(d) ................     BBB          220       219,600

J.P. Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
3/15/33 ..................................     AAA        2,250     2,472,853

Lehman Brothers Commercial Conduit
Mortgage Trust 98-C4, A1B 6.21%,
10/15/35 .................................     AAA        1,000     1,073,045

PNC Mortgage Acceptance Corp. 00-C2,
A2 7.30%, 10/12/33 .......................     AAA        1,000     1,140,214


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
Residential Asset Mortgage Products, Inc.
03-RS6, AI2 2.39%, 11/25/24 ..............     AAA       $  794  $    791,957

Residential Asset Mortgage Products, Inc.
03-RS6, AI3 3.08%, 12/25/28 ..............     AAA        1,750     1,734,586

Wells Fargo Mortgage Backed Securities
Trust 03-4, A18 5.50%, 6/25/33 ...........     Aaa(c)       350       351,841
-----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $19,841,286)                                      20,124,317
-----------------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES(h)--3.8%

AUSTRIA--0.2%
Republic of Austria Series 97 3 5.75%,
4/11/07 ..................................     AAA          450(f)    652,231

BRAZIL--0.4%
Federative Republic of Brazil 8%, 4/15/14      BB-        1,114     1,140,243
Federative Republic of Brazil 11%, 8/17/40     BB-           75        89,081

Federative Republic of Brazil DCB-L
3.125%, 4/15/12(e) .......................     BB-          221       211,215
                                                                 ------------
                                                                    1,440,539
                                                                 ------------
BULGARIA--0.1%
Republic of Bulgaria 144A 8.25%,
1/15/15(d) ...............................     BBB-         190       239,637

CHILE--0.5%
Republic of Chile 2.519%, 1/28/08(e) .....     A            750       754,875
Republic of Chile 5.50%, 1/15/13 .........     A          1,000     1,050,700
                                                                 ------------
                                                                    1,805,575
                                                                 ------------

COLOMBIA--0.0%
Republic of Colombia 10%, 1/23/12 ........     BB           125       145,000

COSTA RICA--0.2%
Republic of Costa Rica 144A 9.335%,
5/15/09(d) ...............................     BB           500       551,250

MEXICO--0.2%
United Mexican States 5.875%, 1/15/14 ....     BBB-         500       512,250

NEW ZEALAND--0.3%
Commonwealth of New Zealand Series 205
6.50%, 2/15/05 ...........................     AAA        1,500(n)  1,083,483

PANAMA--0.2%
Republic of Panama 8.25%, 4/22/08 ........     BB           500       557,500
Republic of Panama 9.375%, 1/16/23 .......     BB           250       290,000
                                                                 ------------
                                                                      847,500
                                                                 ------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
PERU--0.0%
Republic of Peru 8.75%, 11/21/33 .........     BB        $   50  $     54,500

PHILIPPINES--0.1%
Republic of Philippines 8.375%, 2/15/11 ..     BB           200       200,750

RUSSIA--0.1%
Russian Federation RegS 5%, 3/31/30(e)(i).     BB+          250       258,125

SLOVENIA--0.3%
Republic of Slovenia 4.875%, 3/18/09 .....     AA-          750(f)  1,088,147

SOUTH AFRICA--0.7%
Republic of South Africa 7.375%,
4/25/12 ..................................     BBB        1,250     1,431,250

Republic of South Africa Series R152
12%, 2/28/06 .............................     A(c)       4,533(m)    848,287
                                                                 ------------
                                                                    2,279,537
                                                                 ------------
SOUTH KOREA--0.5%
Republic of Korea 8.875%, 4/15/08 ........     A-           500       580,528
Republic of Korea 4.25%, 6/1/13 ..........     A-         1,000       958,477
                                                                 ------------
                                                                    1,539,005
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $11,839,973)                                      12,697,529
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS(h)--5.0%

AUSTRALIA--0.3%
St. George Bank Ltd. 144A 5.30%,
10/15/15(d) ..............................     A(c)         500       509,089

Westfield Capital Corp. 144A 5.125%,
11/15/14(d) ..............................     A            650       646,877
                                                                 ------------
                                                                    1,155,966
                                                                 ------------
CANADA--0.2%
Domtar, Inc. 5.375%, 12/1/13 .............     BBB-         150       148,509
Thomson Corp. (The) 5.25%, 8/15/13 .......     A-           500       517,581
                                                                 ------------
                                                                      666,090
                                                                 ------------
CHILE--0.5%
Banco Santander Corp. 144A 5.375%,
12/9/14(d) ...............................     A-           200       203,346

HQI Transelectric Chile SA 7.875%,
4/15/11 ..................................     A-         1,000     1,156,248

Petropower I Funding Trust 144A 7.36%,
2/15/14(d) ...............................     BBB          347       343,358
                                                                 ------------
                                                                    1,702,952
                                                                 ------------

                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
GERMANY--0.5%
Deutsche Telekom International Finance BV
8.50%, 6/15/10 ...........................     BBB+      $  500  $    595,687

European Investment Bank 6%, 7/15/05 .....     AAA        1,250(l)    983,540
                                                                 ------------
                                                                    1,579,227
                                                                 ------------
HONG KONG--0.6%
Hutchison Whampoa International Ltd.
144A 6.25%, 1/24/14(d) ...................     A-         2,000     2,106,202

ITALY--0.2%
Telecom Italia Capital SA 4%, 11/15/08 ...     BBB+         750       747,131

KAZAKHSTAN--0.2%
Kazkommerts International BV 144A 7%,
11/3/09(d) ...............................     BB-          750       757,500

MALAYSIA--0.2%
Malaysia International Shipping Corp.
Capital Ltd. 144A 6.125%, 7/1/14(d) ......     BBB+         750       808,018

MEXICO--0.2%
America Movil S.A. de C.V. 144A 5.75%,
1/15/15(d) ...............................     BBB-         650       648,517

NETHERLANDS--0.1%
Coca-Cola HBC Finance BV 5.125%,
9/17/13 ..................................     A            250       256,419

NORWAY--0.2%
Norske Skogindustrier ASA 144A 6.125%,
10/15/15(d) ..............................     BBB-         500       518,230

SINGAPORE--0.2%
DBS Bank Ltd. 144A 5%, 11/15/19(d)(e) ....     A-           500       496,246

SOUTH KOREA--0.6%
Korea Development Bank 5.50%,
11/13/12 .................................     A-         2,000     2,085,676

SWEDEN--0.2%
Nordea Bank Sweden AB 144A 5.25%,
11/30/12(d) ..............................     A            500       517,722

UNITED KINGDOM--0.8%
BP Capital Markets plc 2.75%, 12/29/06 ...     AA+        1,500     1,484,650
HBOS plc 144A 5.375%, 11/29/49(d)(e) .....     A          1,250     1,281,633
                                                                 ------------
                                                                    2,766,283
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $16,254,861)                                      16,812,179
-----------------------------------------------------------------------------


                                                        SHARES       VALUE
                                                       --------  ------------
DOMESTIC COMMON STOCKS--56.5%

ADVERTISING--0.8%
Harte-Hanks, Inc. ..................................    102,800  $  2,670,744

AEROSPACE & DEFENSE--1.2%
United Technologies Corp. ..........................     39,900     4,123,665

AIR FREIGHT & COURIERS--0.7%
FedEx Corp. ........................................     24,500     2,413,005

APPLICATION SOFTWARE--0.8%
Intuit, Inc.(b) ....................................     64,800     2,851,848

ASSET MANAGEMENT & CUSTODY BANKS--1.3%
Bank of New York Co., Inc. (The) ...................     33,100     1,106,202
Mellon Financial Corp. .............................    104,000     3,235,440
                                                                 ------------
                                                                    4,341,642
                                                                 ------------
BROADCASTING & CABLE TV--1.2%
Comcast Corp. Special Class A(b) ...................    122,100     4,009,764

CASINOS & GAMING--0.9%
Caesars Entertainment, Inc.(b) .....................    157,800     3,178,092

COMMUNICATIONS EQUIPMENT--1.5%
Avocent Corp.(b) ...................................     60,700     2,459,564
Cisco Systems, Inc.(b) .............................    134,900     2,603,570
                                                                 ------------
                                                                    5,063,134
                                                                 ------------
COMPUTER HARDWARE--0.8%
Dell, Inc.(b) ......................................     65,000     2,739,100

COMPUTER STORAGE & PERIPHERALS--0.8%
EMC Corp.(b) .......................................    185,700     2,761,359

CONSTRUCTION & ENGINEERING--1.4%
Jacobs Engineering Group, Inc. .....................     98,500     4,707,315

DATA PROCESSING & OUTSOURCED SERVICES--3.6%
Computer Sciences Corp. ............................     80,600     4,543,422
Fiserv, Inc.(b) ....................................    153,200     6,157,108
Hewitt Associates, Inc. Class A(b) .................     41,700     1,334,817
                                                                 ------------
                                                                   12,035,347
                                                                 ------------
DIVERSIFIED BANKS--4.9%
Bank of America Corp. ..............................    107,900     5,070,221
U.S. Bancorp .......................................     48,600     1,522,152
Wachovia Corp. .....................................     83,500     4,392,100
Wells Fargo & Co. ..................................     90,600     5,630,790
                                                                 ------------
                                                                   16,615,263
                                                                 ------------
DIVERSIFIED CHEMICALS--0.8%
Du Pont (E.I.) de Nemours & Co. ....................     56,200     2,756,610


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                                                        SHARES       VALUE
                                                       --------  ------------
DRUG RETAIL--1.1%
CVS Corp. ..........................................     82,300  $  3,709,261

ELECTRIC UTILITIES--0.7%
Entergy Corp. ......................................     32,500     2,196,675

ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
Emerson Electric Co. ...............................     31,000     2,173,100

EMPLOYMENT SERVICES--0.6%
Manpower, Inc. .....................................     42,900     2,072,070

FOOTWEAR--0.5%
NIKE, Inc. Class B .................................     19,100     1,732,179

HEALTH CARE EQUIPMENT--2.0%
DENTSPLY International, Inc. .......................     64,500     3,624,900
Fisher Scientific International, Inc. ..............     50,200     3,131,476
                                                                 ------------
                                                                    6,756,376
                                                                 ------------
HEALTH CARE FACILITIES--1.0%
Manor Care, Inc. ...................................     96,500     3,418,995

HOTELS, RESORTS & CRUISE LINES--1.7%
Marriott International, Inc. Class A ...............     89,500     5,636,710

HOUSEHOLD PRODUCTS--1.8%
Clorox Co. (The) ...................................     42,400     2,498,632
Procter & Gamble Co. (The) .........................     64,300     3,541,644
                                                                 ------------
                                                                    6,040,276
                                                                 ------------
INDUSTRIAL CONGLOMERATES--2.9%
General Electric Co. ...............................    265,600     9,694,400

INDUSTRIAL MACHINERY--1.1%
Ingersoll-Rand Co. Class A .........................     45,000     3,613,500

INTEGRATED OIL & GAS--1.4%
Exxon Mobil Corp. ..................................     90,500     4,639,030

INTEGRATED TELECOMMUNICATION SERVICES--2.5%
SBC Communications, Inc. ...........................    149,900     3,862,923
Verizon Communications, Inc. .......................    114,400     4,634,344
                                                                 ------------
                                                                    8,497,267
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.1%
Merrill Lynch & Co., Inc. ..........................     47,200     2,821,144
Morgan Stanley .....................................     79,500     4,413,840
                                                                 ------------
                                                                    7,234,984
                                                                 ------------
LEISURE PRODUCTS--0.5%
Brunswick Corp. ....................................     31,600     1,564,200


                                                        SHARES       VALUE
                                                       --------  ------------
MOVIES & ENTERTAINMENT--3.4%
Time Warner, Inc. ..................................    380,200  $  7,391,088
Walt Disney Co. (The) ..............................    151,400     4,208,920
                                                                 ------------
                                                                   11,600,008
                                                                 ------------
OIL & GAS DRILLING--0.4%
Patterson-UTI Energy, Inc. .........................     74,200     1,443,190

OIL & GAS EXPLORATION & PRODUCTION--0.5%
Anadarko Petroleum Corp. ...........................     24,100     1,561,921

OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
Citigroup, Inc. ....................................     44,500     2,144,010
JPMorgan Chase .....................................    127,800     4,985,478
                                                                 ------------
                                                                    7,129,488
                                                                 ------------
PACKAGED FOODS & MEATS--1.9%
ConAgra Foods, Inc. ................................     51,200     1,507,840
Heinz (H.J.) Co. ...................................     54,700     2,132,753
Kellogg Co. ........................................     58,500     2,612,610
                                                                 ------------
                                                                    6,253,203
                                                                 ------------
PHARMACEUTICALS--2.6%
Johnson & Johnson ..................................     36,000     2,283,120
Pfizer, Inc. .......................................    119,000     3,199,910
Wyeth ..............................................     81,000     3,449,790
                                                                 ------------
                                                                    8,932,820
                                                                 ------------
RAILROADS--1.4%
Norfolk Southern Corp. .............................     82,500     2,985,675
Union Pacific Corp. ................................     25,900     1,741,775
                                                                 ------------
                                                                    4,727,450
                                                                 ------------
REITS--0.3%
Friedman, Billings, Ramsey Group, Inc. Class A .....     58,100     1,126,559

RESTAURANTS--0.6%
Yum! Brands, Inc. ..................................     41,200     1,943,816

SOFT DRINKS--0.9%
Coca-Cola Co. (The) ................................     73,500     3,059,805

SYSTEMS SOFTWARE--1.2%
Computer Associates International, Inc. ............      1,623        50,410
Microsoft Corp. ....................................    151,100     4,035,881
                                                                 ------------
                                                                    4,086,291
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $155,180,691)                                    191,110,462
-----------------------------------------------------------------------------


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                                                        SHARES       VALUE
                                                       --------  ------------
FOREIGN COMMON STOCKS(h)--0.9%

ELECTRONIC MANUFACTURING SERVICES--0.3%
Flextronics International Ltd. (Singapore)(b) ......     68,300  $    943,906

SEMICONDUCTORS--0.6%
ATI Technologies, Inc. (Canada)(b) .................    107,800     2,090,242
-----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,136,017)                                        3,034,148
-----------------------------------------------------------------------------

EXCHANGE TRADED FUNDS--0.6%
SPDR Trust Series I ................................     16,000     1,933,920
-----------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(IDENTIFIED COST $1,907,400)                                        1,933,920
-----------------------------------------------------------------------------

WARRANTS--0.0%

COMMUNICATIONS EQUIPMENT--0.0%
Lucent Technologies, Inc.(b) .......................      1,693         2,675
-----------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $2,632)                                                2,675
-----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--99.2%
(IDENTIFIED COST $296,146,500)                                    335,262,526
-----------------------------------------------------------------------------


                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)      VALUE
                                          -----------   -------  ------------
SHORT-TERM INVESTMENTS--0.8%

COMMERCIAL PAPER--0.8%
Govco, Inc. 2.17%, 1/3/05 ................     A-1+      $1,375  $  1,374,835
Cargill, Inc 2.30%, 1/20/05 ..............     A-1        1,290     1,288,434

UBS Finance Delaware LLC 2.31%,
1/31/05 ..................................     A-1+         176       175,661
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $2,838,930)                                        2,838,930
-----------------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $298,985,430)                                    338,101,456(a)

Other assets and liabilities, net--0.0%                                65,347
                                                                 ------------
NET ASSETS--100.0%                                               $338,166,803
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $42,127,406 and gross depreciation of $3,131,499 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $299,105,549.
(b) Non-income producing.
(c) As rated by Moody's or Fitch.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $18,180,310 or 5.4% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) Par value represents Euro.
(g) Illiquid. At December 31, 2004, this security amounted to a value of $1,086,333 or 0.3% of net assets.
(h) Foreign Corporate Bonds and Foreign Common Stocks are determined based on the country in which the security is issued. The country at risk, noted in the header or parenthetically, is determined based on criteria described in
    Note 2I "Foreign security country determination" in the Notes to Financial Statements.
(i) Regulation S Security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(j) All or a portion segregated as collateral for a delayed delivery transaction.
(k) Delayed Delivery Security.
(l) Par value represents Australian Dollar.
(m) Par value represents South African Rand.
(n) Par value represents New Zealand Dollar.
(o) Table excludes short-term investments.
(p) Restricted security. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund


                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

ASSETS
Investment securities at value
   (Identified cost $298,985,430)                                   $338,101,456
Cash                                                                       4,134
Receivables
   Dividends and interest                                              1,748,456
   Fund shares sold                                                          593
Prepaid expenses                                                          27,285
                                                                    ------------
     Total assets                                                    339,881,924
                                                                    ------------
LIABILITIES
Payables
   Fund shares repurchased                                               664,624
   Investment securities purchased                                       515,217
   Investment advisory fee                                               186,515
   Distribution and service fees                                         142,582
   Transfer agent fee                                                    116,781
   Financial agent fee                                                    20,503
   Trustees' fee                                                           7,270
Accrued expenses                                                          61,629
                                                                    ------------
     Total liabilities                                                 1,715,121
                                                                    ------------
NET ASSETS                                                          $338,166,803
                                                                    ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                    $297,528,628
Undistributed net investment income                                      340,423
Accumulated net realized gain                                          1,172,243
Net unrealized appreciation                                           39,125,509
                                                                    ------------
NET ASSETS                                                          $338,166,803
                                                                    ============
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $227,817,604)                  14,417,899
Net asset value per share                                                 $15.80
Offering price per share $15.80/(1-5.75%)                                 $16.76

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $10,748,460)                      690,978
Net asset value and offering price per share                              $15.56

CLASS C
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $99,600,739)                    6,410,443
Net asset value and offering price per share                              $15.54


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
Interest                                                            $ 6,297,642
Dividends                                                             3,153,728
Security lending                                                          2,001
Foreign taxes withheld                                                     (619)
                                                                    -----------
     Total investment income                                          9,452,752
                                                                    -----------
EXPENSES
Investment advisory fee                                               1,967,207
Service fees, Class A                                                   550,930
Distribution and service fees, Class B                                  101,825
Distribution and service fees, Class C                                  720,932
Financial agent fee                                                     220,235
Transfer agent                                                          482,152
Printing                                                                 53,485
Custodian                                                                48,177
Trustees                                                                 35,962
Professional                                                             32,367
Registration                                                             18,925
Miscellaneous                                                            24,286
                                                                    -----------
     Total expenses                                                   4,256,483
     Custodian fees paid indirectly                                        (173)
                                                                    -----------
     Net expenses                                                     4,256,310
                                                                    -----------
NET INVESTMENT INCOME                                                 5,196,442
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     17,607,261
Net realized gain on foreign currency transactions                       42,973
Net change in unrealized appreciation (depreciation) on
   investments                                                       (3,363,489)
Net change in unrealized appreciation (depreciation) on
   foreign currency and foreign currency translations                     7,378
                                                                    -----------
NET GAIN ON INVESTMENTS                                              14,294,123
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $19,490,565
                                                                    ===========


                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 Year Ended            Year Ended
                                                                                                  12/31/04              12/31/03
                                                                                                ------------          ------------
FROM OPERATIONS
   Net investment income (loss)                                                                 $  5,196,442          $  3,990,079
   Net realized gain (loss)                                                                       17,650,234             4,995,996
   Net change in unrealized appreciation (depreciation)                                           (3,356,111)           26,927,585
                                                                                                ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    19,490,565            35,913,660
                                                                                                ------------          ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                                 (3,950,506)           (3,921,881)
   Net investment income, Class B                                                                   (118,545)              (65,967)
   Net investment income, Class C                                                                 (1,198,792)                   --
   Net realized long-term gains, Class A                                                          (1,552,709)                   --
   Net realized long-term gains, Class B                                                             (74,534)                   --
   Net realized long-term gains, Class C                                                            (698,384)                   --
                                                                                                ------------          ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                      (7,593,470)           (3,987,848)
                                                                                                ------------          ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (371,669 and 393,376 shares, respectively)                        5,675,523             5,394,900
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (1,818,931 and 0 shares, respectively) (See Note 9)                                          28,088,112                    --
   Net asset value of shares issued from reinvestment of distributions
     (299,765 and 227,277 shares, respectively)                                                    4,669,780             3,283,652
   Cost of shares repurchased (1,862,077 and 1,660,701 shares, respectively)                     (28,487,809)          (22,888,677)
                                                                                                ------------          ------------
Total                                                                                              9,945,606           (14,210,125)
                                                                                                ------------          ------------
CLASS B
   Proceeds from sales of shares (71,291 and 68,406 shares, respectively)                          1,072,991               922,198
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (633,735 and 0 shares, respectively) (See Note 9)                                             9,616,772                    --
   Net asset value of shares issued from reinvestment of distributions
     (10,098 and 4,395 shares, respectively)                                                         155,188                62,238
   Cost of shares repurchased (374,053 and 251,151 shares, respectively)                          (5,604,729)           (3,351,316)
                                                                                                ------------          ------------
Total                                                                                              5,240,222            (2,366,880)
                                                                                                ------------          ------------
CLASS C
   Proceeds from sales of shares (41,988 and 0 shares, respectively)                                 662,509                    --
   Net asset value of shares issued in conjunction with Plan of Reorganization
     (7,237,563 and 0 shares, respectively) (See Note 9)                                         109,839,589                    --
   Net asset value of shares issued from reinvestment of distributions
     (97,177 and 0 shares, respectively)                                                           1,490,204                    --
   Cost of shares repurchased (966,285 and 0 shares, respectively)                               (14,505,423)                   --
                                                                                                ------------          ------------
Total                                                                                             97,486,879                    --
                                                                                                ------------          ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                     112,672,707           (16,577,005)
                                                                                                ------------          ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                         124,569,802            15,348,807

NET ASSETS
   Beginning of period                                                                           213,597,001           198,248,194
                                                                                                ------------          ------------
   END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
     $340,423 AND $182,738, RESPECTIVELY)                                                       $338,166,803          $213,597,001
                                                                                                ============          ============

                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund

                                                    FINANCIAL HIGHLIGHTS
                           (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                               CLASS A
                                                                  ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31
                                                                  ----------------------------------------------------------
                                                                   2004         2003(4)     2002         2001(3)     2000
Net asset value, beginning of period                              $15.11       $12.92      $14.99       $15.11      $17.56
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.29(2)      0.27(2)     0.30(2)      0.32(2)     0.40
   Net realized and unrealized gain (loss)                          0.78         2.20       (2.04)       (0.09)      (0.52)
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.07         2.47       (1.74)        0.23       (0.12)
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.27)       (0.28)      (0.33)       (0.35)      (0.35)
   Distributions from net realized gains                           (0.11)          --          --           --       (1.98)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.38)       (0.28)      (0.33)       (0.35)      (2.33)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.69         2.19       (2.07)       (0.12)      (2.45)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.80       $15.11      $12.92       $14.99      $15.11
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     7.14%       19.23%     (11.67)%       1.52%      (0.41)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $227,818     $208,389    $191,529     $242,370    $263,509

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.21%        1.26%(4)    1.24 %       1.27%       1.22 %
   Net investment income                                            1.90%        1.99%       2.20 %       2.14%       2.22 %
Portfolio turnover                                                    64%          87%         80 %         44%         61 %

                                                                                               CLASS B
                                                                  ----------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31
                                                                  ----------------------------------------------------------
                                                                   2004         2003(4)     2002         2001(3)     2000
Net asset value, beginning of period                              $14.88       $12.72      $14.76       $14.88      $17.36
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.18(2)      0.17(2)     0.20(2)      0.20(2)     0.26
   Net realized and unrealized gain (loss)                          0.77         2.16       (2.02)       (0.08)      (0.51)
                                                                  ------       ------      ------       ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.95         2.33       (1.82)        0.12       (0.25)
                                                                  ------       ------      ------       ------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.16)       (0.17)      (0.22)       (0.24)      (0.25)
   Distributions from net realized gains                           (0.11)          --          --           --       (1.98)
                                                                  ------       ------      ------       ------      ------
     TOTAL DISTRIBUTIONS                                           (0.27)       (0.17)      (0.22)       (0.24)      (2.23)
                                                                  ------       ------      ------       ------      ------
Change in net asset value                                           0.68         2.16       (2.04)       (0.12)      (2.48)
                                                                  ------       ------      ------       ------      ------
NET ASSET VALUE, END OF PERIOD                                    $15.56       $14.88      $12.72       $14.76      $14.88
                                                                  ======       ======      ======       ======      ======
Total return(1)                                                     6.31%       18.38%     (12.36)%       0.78%      (1.21)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                            $10,748       $5,208      $6,720       $9,188      $9,894

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.95%        2.01%(4)    1.99 %       2.02%       1.97 %
   Net investment income                                            1.17%        1.26%       1.45 %       1.39%       1.48 %
Portfolio turnover                                                    64%          87%         80 %         44%         61 %

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 for class B, increase net realized and unrealized gains and losses per share by $0.01 for class B, and decrease the ratio of net investment income to average net assets from 2.16% to 2.14% and from 1.41% to 1.39% for class A and class B, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(4) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to reduce the net investment income per share by $0.00 and $0.00 and the investment income ratio for the period ending December 31, 2003 by 0.00% and 0.00% net for Class A and Class B, respectively.

                        See Notes to Financial Statements

Phoenix Strategic Allocation Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     CLASS C
                                                   ----------
                                                      FROM
                                                    INCEPTION
                                                   3/15/04 TO
                                                    12/31/04
Net asset value, beginning of period                 $15.10
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.15(4)
   Net realized and unrealized gain (loss)             0.58
                                                     ------
     TOTAL FROM INVESTMENT OPERATIONS                  0.73
                                                     ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.18)
   Distributions from net realized gains              (0.11)
                                                     ------
     TOTAL DISTRIBUTIONS                              (0.29)
                                                     ------
Change in net asset value                              0.44
                                                     ------
NET ASSET VALUE, END OF PERIOD                       $15.54
                                                     ======
Total return(1)                                        4.79%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $99,601

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                  1.94%(2)
   Net investment income                               1.23%(2)
Portfolio turnover                                       64%(3)


(1) Sales charges are not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

PHOENIX STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004


1. ORGANIZATION
   Phoenix Strategic Allocation Fund (the "Fund"), formerly Phoenix-Oakhurst Strategic Allocation Fund, is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is diversified and has an investment objective to achieve the highest total return consistent with reasonable risk.
   The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.
   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.
   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.
   As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.
   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in

PHOENIX STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)

currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. SECURITY LENDING:
   The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Cash collateral has been invested in short-term money market funds. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
   The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H. DEBT INDEX SECURITIES
   The Fund invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the underlying securities). Under the term of the basket, the Fund has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the Fund.
   Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging markets debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the Fund receives interest payments based upon the notional or par amount of the basket. In connection with these investments, collateral may be set aside by the Fund's custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the Fund will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security, and similarly, the Fund will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the Fund would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.
   As a result of a recent FASB Emerging Issues Task Force consensus (and subsequent related SEC staff guidance), the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statement of Operations. This reclassification decreased net investment income and increased net realized gains by $1,535 for the period ended December 31, 2003, but had no effect on the Fund's net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period. Currently, the Fund does not hold any debt index securities.
   Targeted return index securities are trusts in which each certificate holder owns a pro rata share of the corporate bonds that comprise the Lehman Brothers U.S. Credit Index, which is a component of the Lehman Brothers U.S. Aggregate Index.
   Traded custody receipts are custody receipts, which represent an ownership interest in an equal par-weighted portfolio of benchmark U.S. corporate bonds.

I. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedule of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

J. CONTRACTUAL OBLIGATIONS:
   In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, in management's opinion, based on experience, the risk of material loss from such claim is remote.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, Phoenix Investment Counsel, Inc. (the "Adviser"), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund up to $1 billion, 0.60% between $1 billion and $2 billion, and 0.55% in excess of $2 billion.

PHOENIX STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)

   As distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $8,546 for Class A shares and deferred sales charges of $10,566 for Class B shares and $782 for Class C shares for the period ended December 31, 2004. In addition to these amounts, for the period January 1, 2004 to May 31, 2004, $5,825 was paid to W.S. Griffith Securities, Inc. As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Fund.
   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.
   In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% Class C shares applied to the average daily net assets of each respective class. PEPCO has advised the Fund of the following information for the period ended December 31, 2004, $226,074 was retained by the Distributor and $1,137,235 was paid to unaffiliated participants and $10,378 was paid to W.S. Griffith Securities, Inc. for the period January 1, 2004 to May 31, 2004.
   As of May 31, 2004, W.S. Griffith Securities, Inc. no longer writes any business for the Fund.
   As financial agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of the Fund. Certain minimum fees may apply. For the period ended December 31, 2004, the Fund incurred PEPCO financial agent fees totaling $220,235.
   PEPCO serves as the Fund's transfer agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended December 31, 2004, transfer agent fees were $482,152 as reported in the Statement of Operations of which PEPCO retained $189,336.
   At December 31, 2004, PNX and its affiliates and the retirement plans of PNX and its affiliates held 6,748 Class C shares of the Fund with a value of $104,792.

4. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities, (excluding U.S. Government and agency securities and short-term securities), for the period ended December 31, 2004, amounted to $170,184,448 and $198,655,083, respectively. Purchases and sales of long-term U.S. Government and agency securities were $18,768,752 and $16,025,341, respectively.

5. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
   The Fund may invest a high percentage of its assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
   High yield debt securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser to accurately predict risk.

6. ILLIQUID AND RESTRICTED SECURITIES
   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund's Schedule of Investments where applicable.
   Restricted securities are investments in securities not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.
   At December 31, 2004, the Fund held the following restricted security:

                                         Acquisition    Acquisition      % of
                                            Date           Amount     Net Assets
                                         -----------    -----------   ----------
   ITW Cupids Financial Trust I 144A
     6.55%, 12/31/11 ..................    4/18/02        $998,490      0.32%

   At the end of the period, the value of the restricted security amounted to $1,086,333 or 0.32% of net assets.
   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of restricted securities.

PHOENIX STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (CONTINUED)


7. FEDERAL INCOME TAX INFORMATION
   For the period ended December 31, 2004, the Fund utilized losses of $13,733,869(1) deferred in the prior year against current year capital gains.

(1) Includes $6,891,172 the Fund acquired in connection with the tax-free reorganization with the Phoenix-Oakhurst Managed Assets Fund.

   Under current tax law, foreign currency and capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended December 31, 2004, the Fund did not have post-October losses, to defer or recognize.
   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the schedule of investments) consist of undistributed ordinary income of $1,124,598 and undistributed long-term capital gains of $508,187.
   The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any are reported as ordinary income for federal tax purposes.

8. RECLASSIFICATION OF CAPITAL ACCOUNTS
   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2004, the Fund increased capital paid in on shares of beneficial interest by $6,909,929, increased undistributed net investment income by $229,086 and decreased accumulated net realized gain by $7,139,015.

9. MERGER
   On April 16, 2004, the Phoenix Strategic Allocation Fund ("Strategic Allocation") acquired all of the net assets of the Phoenix-Oakhurst Managed Assets Fund ("Managed Assets") pursuant to an Agreement and Plan of Reorganization approved by the Managed Assets shareholders on March 25, 2004.
   The acquisition was accomplished by a tax-free exchange of 1,818,931 Class A shares of Strategic Allocation, 633,735 Class B shares of Strategic Allocation and 7,237,563 Class C shares of Strategic Allocation (valued at $28,088,112, $9,616,772 and $109,839,589 respectively) for 2,465,891 Class A shares of Managed Assets, 839,499 Class B shares of Managed Assets and 9,789,157 Class C shares of Managed Assets outstanding on April 16, 2004. Managed Assets net assets on that date of $147,544,473, including $13,304,261 of appreciation, were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $359,212,249.
   The shareholders of each class of Managed Assets received for each share owned approximately 0.74, 0.75 and 0.74 shares, respectively, for Class A, Class B and Class C shares of Strategic Allocation.

10. OTHER
   Effective January 1, 2005, Engemann Asset Management ("EAM") became a subadviser to manage the equity investments. EAM is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners,Ltd., an indirect wholly-owned subsidiary of PNX. The Phoenix-Oakhurst Strategic Allocation Fund, changed its name to Phoenix Strategic Allocation Fund. The Fund will continue to have the same investment objectives and use the same investment strategies.

11. PROXY VOTING PROCEDURES (UNAUDITED)
   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-243-1574. These procedures and information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2004 is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

12. FORM N-Q INFORMATION (UNAUDITED)
   Effective the 3rd quarter 2004 the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Furthermore, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)
   For the fiscal year ended December 31, 2004, the Fund designated $2,833,814 as long-term capital dividends.
   For the fiscal year ended December 31, 2004, for federal income tax purposes, 56% of the ordinary income dividends earned by the Fund qualify for the dividends received deduction for corporate shareholders.
   For the fiscal year ended December 31, 2004, the Fund hereby designates 56%, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates applicable to individual shareholders.
   The actual percentage for the calendar year will be designated in the year-end tax statements.
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(LOGO)
PRICEWATERHOUSECOOPERS
[GRAPHIC OMITTED]

To the Board of Trustees and Shareholders of Phoenix Strategic Allocation Fund
(formerly known as Phoenix-Oakhurst Strategic Allocation Fund)


     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Strategic Allocation Fund (formerly known as Phoenix-Oakhurst Strategic Allocation Fund) (hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 17, 2005

FUND MANAGEMENT (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are serving a two year term expiring in 2006.

                                                         INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                NUMBER OF
                                              PORTFOLIOS IN
                                              FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS             LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
    AND DATE OF BIRTH          TIME SERVED       TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
E. Virgil Conway               Served since        37        Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001.
Rittenhouse Advisors, LLC      1993.                         Trustee/Director, Realty Foundation of New York (1972-present), Josiah
101 Park Avenue                                              Macy, Jr., Foundation (1975-present), Pace University (Director/Trustee
New York, NY 10178                                           Emeritus) (2003-present), New York Housing Partnership Development
DOB: 8/2/29                                                  Corp. (Chairman) (1981-present), Greater New York Councils, Boy Scouts of America (1985-present), The Academy of Political Science (Vice
                                                             Chairman) (1985-present), Urstadt Biddle Property Corp. (1989-present).
                                                             Colgate University (Trustee/Emeritus) (since 2004). Chairman,
                                                             Metropolitan Transportation Authority (1992-2001), The Harlem Youth
                                                             Development Foundation (1998-2002). Director, Trism, Inc. (1994-2001),
                                                             Consolidated Edison Company of New York, Inc. (1970-2002), Atlantic
                                                             Mutual Insurance Company (1974-2002), Centennial Insurance Company
                                                             (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                             Mortgage Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                             (1994-2002). Pace University (1978-2003).
------------------------------------------------------------------------------------------------------------------------------------
Harry Dalzell-Payne            Served since        37        Currently retired.
The Flat, Elmore Court         1993.
Elmore, GL05, GL2 3NT
U.K.
DOB: 8/9/29
------------------------------------------------------------------------------------------------------------------------------------
S. Leland Dill                 Served since        37        Currently retired. Trustee, Scudder Investments (33 portfolios)
7721 Blue Heron Way            2004.                         (1986-present). Director, Coutts & Co. Trust Holdings Limited
West Palm Beach, FL 33412                                    (1991-2000), Coutts & Co. Group (1991-2000) and Coutts & Co.
DOB: 3/28/30                                                 International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
Francis E. Jeffries            Served since        29        Director, The Empire District Electric Company (1984-present).
8477 Bay Colony Dr. #902       1995.
Naples, FL 34108
DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
Leroy Keith, Jr.               Served since        27        Partner, Stonington Partners, Inc. (private equity fund) since 2001.
Stonington Partners, Inc.      1986.                         Director/Trustee, Evergreen Funds (six portfolios), Chairman
736 Market Street, Ste. 1430                                 (1998-2000) and Chief Executive Officer (1995-1998), Carson Products
Chattanooga, TN 37402                                        Company (cosmetics).
DOB: 2/14/39
------------------------------------------------------------------------------------------------------------------------------------

                                                         INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                NUMBER OF
                                              PORTFOLIOS IN
                                              FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS             LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
    AND DATE OF BIRTH          TIME SERVED       TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Geraldine M. McNamara          Served since        37        Managing Director, U.S. Trust Company of New York (private bank)
U.S. Trust Company of          2001.                         (1982-present).
New York
11 West 54th Street
New York, NY 10019
DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
Everett L. Morris              Served since        37        Currently retired. Vice President, W.H. Reaves and Company (investment
164 Laird Road                 1995.                         management) (1993-2003).
Colts Neck, NJ 07722
DOB: 5/26/28
------------------------------------------------------------------------------------------------------------------------------------
James M. Oates                 Served since        32        Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets
c/o Northeast Partners         1987.                         Inc.) (financial services) (1997-present). Managing Director, Wydown
150 Federal Street                                           Group (consulting firm) (1994-present). Director, Investors Financial
Suite 1000                                                   Service Corporation (1995-2003), Investors Financial Service
Boston, MA 02110                                             Corporation (1995-present), Investors Bank & Trust Corporation
DOB: 5/31/46                                                 (1995-present), Stifel Financial (1996-present), Connecticut River
                                                             Bancorp (1998-present), Connecticut River Bank (1999-present), Director and Treasurer, Endowment for Health, Inc. (2000-present). Chairman,
                                                             Emerson Investment Management, Inc. (2000-present). Member, Chief
                                                             Executives Organization (1996-2001). Vice Chairman, Massachusetts
                                                             Housing Partnership (1998-1999). Director, Blue Cross and Blue Shield
                                                             of New Hampshire (1994-1999), AIB Govett Funds (1991-2000) and Command
                                                             Systems, Inc. (1998-2000). Director, Phoenix Investment Partners, Ltd.
                                                             (1995-2001). Plymouth Rubber Co. (1995-2003), 1Mind, Inc. (1999-2002)
                                                             and 1Mind.com.
------------------------------------------------------------------------------------------------------------------------------------
Donald B. Romans               Served since        27        Currently retired. President, Romans & Company (private investors and
39 S. Sheridan Road            2004.                         financial consultants) (1987-2003). Trustee, Burnham Investors Trust (5
Lake Forest, IL 60045                                        portfolios) (1967-2003).
DOB: 4/22/31
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Segerson            Served since        27        Managing Director, Northway Management Company (1998-present).
Northway Management            1993.
Company LLC
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
Ferdinand L. J. Verdonck       Served since        27        Trustee/Director, Banco Urguijo (Chairman). Trustee/Director, Phoenix
Nederpolder, 7                 2004.                         Funds Complex (2004-present). Trustee/Director EASDAQ (Chairman), The
B-9000 Gent, Belgium                                         Fleming Continental European Investment Trust, KBC Lease (Honorary),
DOB: 7/30/42                                                 Groupe SNEF, Degussa Antwerpen N.V., Santans N.V., Laco N.V. Managing
                                                             Director, Almanij N.V. (1992-2003); Trustee/Director (1992-2003), KBC
                                                             Bank and Insurance Holding Company (Euronext) (1992-2003), KBC Bank
                                                             (1992-2003), KBC Insurance (1992-2003), Kredietbank, S.A.
                                                             Luzembougeoise (1992-2003), Investco N.V. (1992-2003), Gevaert N.V.
                                                             (1992-2003), Fidea N.V. (1992-2003), Almafin N.V. (1992-2003), Centea
                                                             N.V. (1992-2003), Dutch Chamber of Commerce for Belgium and Luxemburg,
                                                             Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                         INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                NUMBER OF
                                              PORTFOLIOS IN
                                              FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS             LENGTH OF      OVERSEEN BY                          DURING PAST 5 YEARS AND
    AND DATE OF BIRTH          TIME SERVED       TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Lowell P. Weicker, Jr.         Served since        27        Director, Medallion Financial New York (2003-present), Compuware (1996-
200 Duke Street                1995.                         present) and WWF, Inc. (2000-present). President, The Trust for
Alexandria, VA 22314                                         America's Health (non-profit) (2001-present). Director, UST, Inc.
DOB: 5/16/31                                                 (1995-2004), HPSC Inc. (1995-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                         INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment
Company Act of 1940, as amended, and the rules and regulations thereunder.
------------------------------------------------------------------------------------------------------------------------------------
                                                NUMBER OF
     NAME, ADDRESS,                           PORTFOLIOS IN
      DATE OF BIRTH                           FUND COMPLEX                            PRINCIPAL OCCUPATION(S)
  AND POSITION(S) WITH          LENGTH OF      OVERSEEN BY                            DURING PAST 5 YEARS AND
          TRUST                TIME SERVED       TRUSTEE                        OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 *Marilyn E. LaMarche          Served since        32        Limited Managing Director, Lazard Freres & Co. LLC (1983-present).
  Lazard Freres & Co. LLC      2002.                         Director, The Phoenix Companies, Inc. (2001-present) and Phoenix Life
  30 Rockefeller Plaza,                                      Insurance Company (1989-present).
  59th Floor
  New York, NY 10020
  DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
**Philip R. McLoughlin         Served since        67        Director, PXRE Corporation (Delaware) (1985-present), World Trust Fund
  DOB: 10/23/46                1989.                         (1991-present), Management Consultant (2002-2004). Chairman
                                                             (1997-2002), Director (1995-2002), Vice Chairman (1995-1997) and Chief
  Chairman                                                   Executive Officer (1995-2002), Phoenix Investment Partners, Ltd.
                                                             Director and Executive Vice President, The Phoenix Companies, Inc.
                                                             (2000-2002). Director (1994-2002) and Executive Vice President,
                                                             Investments (1987-2002), Phoenix Life Insurance Company. Director
                                                             (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                             Director (1982-2002) and President (1990-2000), Phoenix Equity Planning
                                                             Corporation. Chairman and President, Phoenix/Zweig Advisers LLC
                                                             (2001-2002). Director (2001-2002) and President (April 2002-September
                                                             2002), Phoenix Investment Management Company. Director and Executive
                                                             Vice President, Phoenix Life and Annuity Company (1996-2002). Director
                                                             (1995-2000), Executive Vice President (1994-2002) and Chief Investment
                                                             Counsel (1994-2002), PHL Variable Insurance Company. Director, Phoenix
                                                             National Trust Holding Company (2001-2002). Director (1985-2002), Vice
                                                             President (1986-2002) and Executive Vice President (2002-2002), PM
                                                             Holdings, Inc. Director, W.S. Griffith Associates, Inc. (1995-2002).
                                                             Director (1992-2002) and President (1993-1994), W.S. Griffith
                                                             Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*  Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
** Mr. McLoughlin is an "interested person," as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                             POSITION(S) HELD WITH
    NAME, ADDRESS AND         TRUST AND LENGTH OF                                 PRINCIPAL OCCUPATION(S)
      DATE OF BIRTH               TIME SERVED                                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci             President since 2004.      Executive Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 6/12/57                                            (wealth management) (since 2003). President and Chief Executive Officer,
                                                        Phoenix Investment Partners, Ltd. (since 2003). President, certain Funds within the Phoenix Fund Complex (2004-present), President and Chief
                                                        Executive Officer of North American investment operations, Pioneer
                                                        Investment Management USA, Inc. (2001-2003). President of Private Wealth
                                                        Management Group (2000-2001), Executive Vice President of Distribution and
                                                        Marketing for U.S. institutional services business (1998-2000) and Executive
                                                        Vice President of Distribution and Marketing for Fidelity Canada
                                                        (1996-1998), Fidelity Investments.
------------------------------------------------------------------------------------------------------------------------------------
George Aylward               Executive Vice President   Senior Vice President and Chief Executive Officer, Asset Management,
DOB: 8/17/64                 since 2004.                The Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief Operating Officer, Phoenix Investment Partners Ltd.
                                                        (2004-present). Vice President Phoenix Life Insurance Company
                                                        (2002-2004). Vice President, The Phoenix Companies, Inc. (2001-2004).
                                                        Assistant Controller, Phoenix Investment Partners, Ltd. (1996-2001).
------------------------------------------------------------------------------------------------------------------------------------
Francis G. Waltman           Senior Vice President      Vice President, Chief Administrative Officer (2003-present), Senior Vice
DOB: 7/27/62                 since May 2004.            President, Chief Administrative Officer, Private Client Group (1999-2003),
                                                        Vice President (1995-1999), Phoenix Investment Partners, Ltd. Senior Vice
                                                        President, Phoenix Fund Complex (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss             Treasurer since 1994.      Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
DOB: 11/24/52                                           Assistant Treasurer (2001-present), Phoenix Equity Planning Corporation Vice
                                                        President, (2003-present), Phoenix Investment Partners Ltd. Treasurer or
                                                        Assistant Treasurer, Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
Matthew A. Swendiman         Secretary since 2004.      Counsel, Phoenix Life Insurance Company (2002-present). Vice President,
One American Row                                        Counsel, Chief Legal Officer and Secretary, certain of the funds within the
Hartford, CT 06102                                      Phoenix Fund Complex (2004-present). Assistant Vice President and Assistant
DOB: 4/5/73                                             Counsel, Conseco Capital Management (2000-2002).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX STRATEGIC ALLOCATION FUND

101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Ferdinand L. J. Verdonck
Lowell P. Weicker, Jr.

OFFICERS
Daniel T. Geraci, President
George Aylward, Executive Vice President
Francis G. Waltman, Senior Vice President
Nancy G. Curtiss, Treasurer
Matthew A. Swendiman, Secretary and
   Chief Legal Officer

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, Massachusetts 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                             PHOENIXINVESTMENTS.COM

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

                                                                 ---------------
                                                                    PRESORTED
                                                                    STANDARD
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 Louisville, KY
                                                                 Permit No. 1051
                                                                 ---------------

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

(LOGO)
PHOENIX
INVESTMENT PARTNERS, LTD.
A MEMBER OF THE PHOENIX COMPANIES, INC.
[GRAPHIC OMITTED]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.


NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP454                                                                      2-05



ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a) (2) of Item 3 to form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,100 for 2004 and $29,020 for 2003.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $1,000 for 2004 and $0 for 2003. This represents the review of the semi-annual financial statements.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,400 for 2004 and $5,400 for 2003.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              The Phoenix Strategic Allocation Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

              The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) 100% for 2004 and not applicable for 2003

                    (c) 100% for 2004 and 100% for 2003

                    (d) Not applicable for 2004 and not applicable for 2003

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,876,791 for 2004 and $256,389 for 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)     Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Phoenix Strategic Allocation Fund
            --------------------------------------------------------------------


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date              March 9, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date              March 9, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Nancy G. Curtiss
                         -------------------------------------------------------
                           Nancy G. Curtiss, Treasurer
                           (principal financial officer)

Date              March 9, 2005
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.